SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C. 20549



                              FORM 8-K
                           CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



                           October 20, 2004

                            Date of Report
                           (Date of earliest
                              event reported)



                      CONSOLIDATED-TOMOKA LAND CO.
        (exact name of registrant as specified in its charter)



                                FLORIDA
             (State or other jurisdiction of incorporation)



                    0-5556                   59-0483700
           (Commission File Number)       (IRS Employer
                                           Identification Number)

                  1530 Cornerstone Boulevard, Suite 100
                     Daytona Beach, Florida        32117
      (Address of principal executive offices)   (Zip Code)




                             (386)274-2202
          (Registrant's telephone number, including area code)










PAGE>
                                 1




FORM 8-K, October 19, 2004
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO.  0-5556
EMPLOYER ID NO.  59-0483700

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits

The following exhibit is furnished herewith pursuant to Item 12 of this Report and shall not be deemed to be "filed" for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

        ( c ) Exhibits.

              99.1 Press Release issued October 18, 2004


Item 12. Results of Operations and Financial Condition.

         On October 18, 2004, Consolidated-Tomoka Land Co., a Florida Corporation, issued a press release relating to the Company's earnings for the three months and nine months ended September 30, 2004. A copy of the press release is furnished as an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CONSOLIDATED-TOMOKA LAND CO.


Date: October 20, 2004      By:/S/Bruce W. Teeters
                            ----------------------
                            Bruce W. Teeters, Senior
                            Vice President - Finance
                            and Treasurer
                            Chief Financial Officer